As filed with the Securities and Exchange Commission on May 15, 2006.

                                                      Registration No. 333-49229

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      POST-EFFECTIVE AMENDMENT TO FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     NOVARTIS VACCINES AND DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   94-2754624
                         (I.R.S. Employer Identification
                                      No.)

                               4560 Horton Street
                              Emeryville, CA 94608
                                 (510) 655-8730
                   (Address, including zip code, and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)

              CHIRON CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN (INCORPORATED INTO THE CHIRON CORPORATION 2004 STOCK COMPENSATION PLAN)
                              (Full Title of Plan)

                              Thomas Kendris, Esq.
                  Vice President, General Counsel and Secretary
                     Novartis Vaccines and Diagnostics, Inc.
                               4560 Horton Street
                              Emeryville, CA 94608
                                 (510) 655-8730
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           TERMINATION OF REGISTRATION

                  This Post-Effective Amendment No. 2 relates to the Registration Statement on Form S-8 (File No. 333-49229) filed on April 2, 1998, as amended by Amendment No. 1 on August 9, 2004, pertaining to the Common Stock of the Registrant, formerly known as Chiron Corporation, to be offered under the Chiron Corporation 1997 Employee Stock Purchase Plan, which was incorporated into the Chiron Corporation 2004 Stock Compensation Plan.

                  The undersigned Registrant hereby removes and withdraws from registration all securities registered pursuant to this Registration Statement that remain unissued.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Emeryville, County of Alameda, State of California on May 15, 2006.


                                    NOVARTIS VACCINES AND DIAGNOSTICS, INC.

                                    By: /s/ Thomas Kendris
                                       -----------------------------------------
                                    Name:  Thomas Kendris
                                    Title: Vice President and Secretary


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

                                    By: /s/ Joerg Reinhardt
                                       -----------------------------------------
                                    Name:  Joerg Reinhardt
                                    Title: Director, President and Chief
                                           Executive Officer (Principal
                                           Executive Officer)
                                    Date:  May 15, 2006

                                    By: /s/ Reto Braendli
                                       -----------------------------------------
                                    Name:  Reto Braendli
                                    Title: Vice President and Chief
                                           Financial Officer (Principal
                                           Financial and Accounting Officer)
                                    Date:  May 15, 2006

                                    By: /s/ Raymund Breu
                                       -----------------------------------------
                                    Name:  Raymund Breu
                                    Title: Director
                                    Date:  May 15, 2006


                                    By: /s/ Paulo Costa
                                       -----------------------------------------
                                    Name:  Paulo Costa
                                    Title: Director
                                    Date:  May 15, 2006